                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of August 13, 1999, between REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a Delaware limited liability company, (the "Borrower"), REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company, (the "Parent"), RTI CAPITAL CORP., a Delaware corporation, ("RTI Capital"), Bliss & Laughlin, LLC, a Delaware limited liability company, ("Bliss"), and NimishIllen & Tuscarawas, LLC, a Delaware limited liability company, ("Nimishillen" and, together with RTI Capital and Nimishellen, the "Subsidiary Guarantors"), (the Borrower, the Parent and the Subsidiary Guarantors being collectively referred to herein as the "Companies" and individually as a "Company") and BANKBOSTON, N.A., a national banking association, as administrative agent (hereinafter, in such capacity, the "Agent") for itself and other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), among the Companies, the Banks, the Agent and the other parties thereto.

      WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Companies execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

      WHEREAS, the Companies wish to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

      NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Uniform Commercial Code of such jurisdiction rather than Article 3.

      2. Grant of Security Interest.

            2.1. Collateral Granted. Each Company hereby grants to the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations of such Company, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, all of the following properties, assets and rights of such Company, whether now owned or hereafter acquired or arising, and all proceeds (including insurance proceeds) and products thereof and all general
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                                      -2-


      intangibles, documents and instruments relating to any of the following (all of the same being hereinafter called the "Collateral"):

                  (a) all inventory, including raw materials, work in progress and finished goods;

                  (b) accounts, including accounts receivable, chattel paper, and insurance refund claims and all other insurance claims and proceeds to which the Agent is entitled pursuant to the provisions of Section 8.7 of the Credit Agreement;

                  (c) all general intangibles (other than intellectual
            property), including, without limitation, all rights to the payment of money, to the extent relating to the Collateral described in (a) and (b) above;

                  (d) all rights to all short term Investments described in
            Section 9.3 of the Credit Agreement constituting Collateral described in (a), (b), or (c) above or proceeds thereof, and to the extent such Investments do not constitute Collateral for the Notes, together with all income therefrom and increases therein; and

                  (e) all tangible personal property of every kind and nature associated with or used in connection with the facility commonly known as the "Cast Roll Facility" and located at 3707 Georgetown Road, N.E., Canton, Ohio, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, or other goods (all of the foregoing of each Company described in this clause
            (e) collectively referred to herein as the "Canton Fixed Assets"), and all insurance refund claims and all other insurance claims, tort claims, chattel paper and all general intangibles related to the Canton Fixed Assets.

            2.2. Delivery of Instruments, etc.

                  (a) Pursuant to the terms hereof, each Company has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that any Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments or chattel paper to be pledged by it hereunder, such Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

                  (b) To the extent that any Company is a beneficiary under any written letter of credit constituting Collateral now or hereafter issued in favor of such Company and pledged by it hereunder, such Company shall deliver such letter of credit to the Agent. The Agent shall from time to time, at the request and expense of such Company, make such arrangements with such Company as are in the Agent's reasonable judgment necessary and appropriate so that such Company may make any drawing to which such Company is entitled under such letter of credit, without impairment of the Agent's perfected security interest in such Company's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Agent's request, such Company shall, for any such letter of credit, whether or not written, now or hereafter issued in favor of such Company as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Agent and satisfactory to the Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application as provided in the Credit Agreement.

            2.3. Excluded Collateral. Notwithstanding the foregoing provisions of this Section 2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper, general intangibles and any intellectual property which are now or hereafter held by any Company as licensee, lessee or otherwise, to the extent that (i) such chattel paper, general intangibles and such intellectual property are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any and all proceeds of such chattel paper, general intangibles and such intellectual property to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper, general intangibles and such intellectual property being obtained (including, without limitation, any such consent contained in the Other Asset Intercreditor Agreement), thereafter such chattel paper, general intangibles and such intellectual property as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

            2.4. Pledge Agreement. Concurrently herewith certain of the Companies are executing and delivering to the United States Trust Company of New York, a bank and trust company organized under the New York Bank Law, as collateral agent (the "Collateral Agent") for the benefit of the Banks, the Agent, the Noteholders, the Trustee and each of their successors and assigns (collectively, the "Secured Parties") for the benefit of the Secured

      Parties, a Master Pledge Agreement pursuant to which certain Companies are pledging to the Collateral Agent, for the benefit of the Secured Parties, all the shares of the capital stock or membership interests, as the case may be, of the Companies' subsidiary or subsidiaries. Such pledge shall be governed by the terms of such Master Pledge Agreement and not by the terms of this Agreement.

      3. Title to Collateral, etc. Each Company is the owner of the Collateral pledged by it free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act, unless the relevant account is not included in the Borrowing Base.

      4. Continuous Perfection. Each Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificates delivered to the Agent herewith (the "Perfection Certificates"). No Company will change the same, or the name, identity or corporate structure of such Company in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to
Section 2.2, will be kept at those locations listed on the Perfection Certificates and no Company will remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent, unless such Collateral is removed to another location in which the Agent has a perfected security interest.

      5. No Liens. Except for the security interest herein granted and liens permitted by the Credit Agreement, each Company shall be the owner of the Collateral pledge by it hereunder free from any lien, security interest or other encumbrance, and each Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. No Company shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

      6. No Transfers. No Company will sell or offer to sell or otherwise transfer the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, (ii) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices, and (iii) as otherwise permitted by the Credit Agreement.

      7. Maintenance of Collateral; Compliance with Law. Each Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. The Agent, or its designee, may inspect, wherever located, the Collateral at such reasonable times and intervals as the Agent may request. Each Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, except as permitted by
Section 8.8 of the Credit Agreement. Each Company has at all times operated, and each Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where failure to do so would not have a Material Adverse Effect.

      8. Collateral Protection Expenses; Preservation of Collateral.

            8.1. Expenses Incurred by Agent. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Companies jointly and severally agree to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to any Company to make any such expenditures, nor shall the making thereof relieve any Company of any default.

            8.2. Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, each Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Company thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

      9. Securities and Deposits. The Agent may at any time during an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. The Agent may at any time during an Event of

Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to any Company may at any time be applied to or set off against any of the Obligations.

      10. Notification to Account Debtors and Other Obligors. If an Event of Default shall have occurred and be continuing, each Company shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of such Company pledged by it hereunder and obligors on instruments pledged by it hereunder for which such Company is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor (except to the extent that such payment is already being made to the Agent to the satisfaction of the Agent), and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Company, so notify such account debtors and obligors. After the making of such a request or the giving of any such notification, each Company shall hold any proceeds of collection received by such Company of accounts, chattel paper, general intangibles and instruments pledged by it hereunder as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of any Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection received by the Agent of accounts, chattel paper, general intangibles and instruments pledged by a Company to the Obligations in accordance with the Credit Agreement, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

      11. Further Assurances. Each Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (ii) if available, after taking reasonable steps within the power of such Company, obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in Section 2.3, (iii) if available, after taking reasonable steps within the power of such Company, obtaining waivers from mortgagees and landlords and (iv) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

      12. Power of Attorney.

            12.1. Appointment and Powers of Agent. Each Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Company or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by any Company, to do the following (it being agreed that no such Person shall exercise such power except during the continuation of an Event of Default):

                  (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at such Company' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                  (b) to file such financing statements with respect hereto, with or without such Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Company's name such financing statements and amendments thereto and continuation statements which may require such Company's signature.

            12.2. Ratification by Companies. To the extent permitted by law, each Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            12.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

      13. Remedies. If an Event of Default shall have occurred and be continuing, the Agent may, without notice to or demand upon any Company, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Companies can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require any number or all of the Companies to assemble all or any part of the Collateral at such location or locations within the state(s) of any Company's principal office(s) or at such other locations as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Companies at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than any Company, such Company waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      14. No Waiver, etc. Each Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 8.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

      15. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Company hereby irrevocably waives the benefits of all such laws.

      16. Proceeds of Dispositions; Expenses. The Companies jointly and severally promise to pay to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Companies, and each Company shall remain liable for any deficiency in the payment of the Obligations.

      17. Overdue Amounts. Until paid, all amounts due and payable by any Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

      18. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the

Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Company by mail at the address specified in
Section 20 of the Credit Agreement. Each Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      19. Waiver of Jury Trial. EACH COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Company (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this Section 19.

      20. Termination. At such time as all of the Obligations have been finally paid and satisfied in full in cash and the commitments have been terminated, this Security Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Company, execute and deliver to the Company all releases, assignments and other instruments as may be necessary or proper to terminate the Agent's security interest granted hereunder, as fully as if this Security Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Agent pursuant hereto. Upon the sale of any Collateral in accordance with the provisions of the Credit Agreement, the Agent shall, upon the written request and at the expense of the Company, execute and deliver to the Company, all releases, assignments and other instruments as may be necessary or proper to terminate the Agent's security interest in such Collateral. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent, any Co-Agent or any Bank in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent, any Co-Agent or any Bank upon insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, upon the appointment of any intervenor or conservator of, or trustee or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

      21. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("Revised Article 9").

            21.1. Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of Section 12, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of each Company of the kind pledged hereunder and which contain any other information required by Part 5 of Revised
      Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such Company is an organization, the type of organization and any organization identification number issued to such Company. Each Company agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of any Company, as provided in Section 12, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

            21.2. Other Perfection, etc. Each Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) use reasonable efforts to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent, (b) use reasonable efforts to obtain "control" of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. Sections 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

            21.3. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

      --------------------------------------------------------------------------
      Agreement Section     Existing Article 9     Revised Article 9
      --------------------------------------------------------------------------
      3                     Section 9-103(3)       Rev. Section 9-102(a)(34)
      --------------------------------------------------------------------------
      8.2                   Section 9-207          Rev. Section 9-207
      --------------------------------------------------------------------------
      11                    Sections 8-106 and     Rev. Sections 8-106 and 9-106
                            9-115 (1994)
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      16                    Section 9-504(1)(c)    Rev. Sections 9-608(a)(1)(C)
                                                   and 9-615(a)(3)
      --------------------------------------------------------------------------

            21.4. Savings Clause. Nothing contained in this Section 21 shall be construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Bank hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

      22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, each Company has caused this Agreement to be duly executed as of the date first above written.


                                    REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC


                                    By:________________________________
                                         Title:


                                    REPUBLIC TECHNOLOGIES INTERNATIONAL
                                    HOLDINGS, LLC


                                    By:________________________________
                                         Title:


                                    RTI CAPITAL CORP.


                                    By:________________________________
                                         Title:


                                    Bliss & Laughlin, LLC


                                    By:________________________________
                                         Title:


                                    Nimishillen & Tuscarawas, LLC


                                    By:________________________________
                                         Title:


Accepted:
BANKBOSTON, N.A., as Agent,


By:___________________________
    Title:

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of August, 1999, personally appeared _________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the [____________________] of Republic Technologies International, LLC and that said instrument was signed and sealed on behalf of said corporation by authority of its [______________], and said [____________________] acknowledged said instrument to be the free act and deed of said corporation.


                                    ______________________________
                                    Notary Public
                                    My commission expires:


                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of August, 1999, personally appeared _________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the [____________________] of Republic Technologies International Holdings, LLC and that said instrument was signed and sealed on behalf of said corporation by authority of its [_____________], and said [____________________] acknowledged said instrument to be the free act and deed of said corporation.


                                    ______________________________
                                    Notary Public
                                    My commission expires:

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of August, 1999, personally appeared _________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the [____________________] of RTI Capital Corp., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said
[____________________] acknowledged said instrument to be the free act and deed of said corporation.


                                    ______________________________
                                    Notary Public
                                    My commission expires:


                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of August, 1999, personally appeared _________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the [____________________] of Bliss & Laughlin, LLC, and that said instrument was signed and sealed on behalf of said corporation by authority of its [_______________], and said
[____________________] acknowledged said instrument to be the free act and deed of said corporation.


                                    ______________________________
                                    Notary Public
                                    My commission expires:

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _______________________)
                                                )  ss.
COUNTY OF ______________________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ______ day of August, 1999, personally appeared _________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the [____________________] of Nimishillen & Tuscarawas, LLC, and that said instrument was signed and sealed on behalf of said corporation by authority of its [____________], and said [____________________] acknowledged said instrument to be the free act and deed of said corporation.


                                    ______________________________
                                    Notary Public
                                    My commission expires: